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                             [TRAMMELL CROW LOGO]

                                                                  EXHIBIT 10.8.4

10/19/1999


Clear Commerce
Sophie Tschosik
Fax # 512-832-8901




Sophie,

Per our conversation from this morning; I have broken down your rent roll for you. If you have any questions or concerns, please feel free to call me and I will forward you to the right contact.

As of October 1, 1999 your rent roll will be:   Base Rent..............23,296.50
                                                Insurance.................194.11
                                                Mgmt Fees...............1,171.38
                                                Operating Expenses......1,535.91
                                                Property Tax............3,084.98


                                                Total..................29,282.88

Also, just as another reminder that your outstanding amount for October is 4,176.54. Please remit this payment as soon as possible.




Thank You,

/s/ JOANN TENEYUEA                      On Our Way to
                                    One Million Merchants
JoAnn Teneyuca
Associate Accountant
Trammell Crow Company                   THIS IS RENT FOR
512-320-5599                          ALL 3 SUITES COMBINED